SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  /x/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /      Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/      Definitive Proxy Statement
/ /      Definitive Additional Materials
/ /      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                          EUROPEAN MICRO HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/x/     No fee required.
/ /     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)   Title of each class of securities to which transaction applies:

         (2)   Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)   Proposed maximum aggregate value of transaction:

         (5)   Total fee paid:


/ /      Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:____________
         (3)      Filing Party:_________________________________________
         (4)      Date Filed:___________________________________________

                          EUROPEAN MICRO HOLDINGS, INC.
                        6073 N.W. 167th Street, Unit C-25
                              Miami, Florida 33015


Dear Stockholder:

         You are cordially invited to attend the 1998 Annual Meeting of Stockholders of European Micro Holdings, Inc. The annual meeting will be held on Monday, November 16, 1998 at 2:00 p.m., local time, at the Intercontinental Hotel, 100 Chopin Plaza, Miami, Florida 33131.

         Your vote is important and I urge you to vote your shares by proxy, whether or not you plan to attend the meeting. After you read this proxy statement, please indicate on the proxy card the manner in which you want to have your shares voted. Then date, sign and mail the proxy card in the postage-paid envelope that is provided. If you sign and return your proxy card without indicating your choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of the Company's Board of Directors.

         We hope to see you at the meeting.

                                         Sincerely,


                                         /s/ John B. Gallagher
                                         ---------------------
                                         John B. Gallagher,
                                         Co-Chairman and Co-President


October 30, 1998

                          EUROPEAN MICRO HOLDINGS, INC.
                        6073 N.W. 167th Street, Unit C-25
                              Miami, Florida 33015


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 16, 1998


      NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders (the "ANNUAL MEETING") of European Micro Holdings, Inc. (the "COMPANY") will be held at the Intercontinental Hotel, 100 Chopin Plaza, Miami, Florida 33131 on Monday, November 16, 1998 at 2:00 p.m., local time, for the following purposes, as more fully described in the attached Proxy Statement:

         1. To elect two Class I directors, each for a term of three years; and

         2. To consider any other matters that may properly come before the Annual Meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on October 23, 1998 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof. A complete list of the stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder during ordinary business hours for a period of ten days prior to the Annual Meeting at the executive offices of the Company, 6073 N.W. 167th Street, Unit C-25, Miami, Florida 33015.

      You are cordially invited to attend the Annual Meeting in person. In order to ensure your representation at the meeting, however, please promptly complete, date, sign and return the enclosed proxy in the accompanying envelope. If you should decide to attend the Annual Meeting and vote your shares in person, you may revoke your proxy at that time.

                                By Order of the Board of Directors,


                                /s/ John B. Gallagher
                                ---------------------
                                John B. Gallagher,
                                Co-Chairman and Co-President

October 30, 1998

                          EUROPEAN MICRO HOLDINGS, INC.
                        6073 N.W. 167th Street, Unit C-25
                              Miami, Florida 33015

                              ---------------------

                                 PROXY STATEMENT
                                October 30, 1998
                            -------------------------

                    PROXY SOLICITATION AND VOTING INFORMATION

      The accompanying proxy is solicited by the Board of Directors of European Micro Holdings, Inc. (the "COMPANY") for use at the 1998 Annual Meeting of Stockholders (the "ANNUAL MEETING") to be held on Monday, November 16, 1998 at the Intercontinental Hotel, 100 Chopin Plaza, Miami, Florida 33131 at 2:00 p.m., local time, and at any adjournment or postponement thereof. The proxies will be voted as specified if properly signed, received by the Secretary of the Company prior to the close of voting at the Annual Meeting, and not revoked. If no direction is given in the proxy, it will be voted "FOR" the election of the directors nominated by the Board of Directors. The Company has not received timely notice of any stockholder proposals for presentation at the Annual Meeting as required by Section 14a-4(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Therefore, with respect to any other item of business that may come before the Annual Meeting, the proxy holders have the right to and will vote in accordance with their judgment.

      A stockholder who has returned a proxy may revoke it at any time before it is voted at the Annual Meeting by delivering a revised proxy bearing a later date, by voting by ballot at the Annual Meeting, or by delivering a written notice withdrawing the proxy to the Secretary of the Company. This notice may be mailed to the Secretary at the address set forth above or may be given to the inspector of election at the Annual Meeting.

      This Proxy Statement, together with the accompanying proxy, is first being mailed to stockholders on or about October 30, 1998. The cost of this solicitation of proxies will be borne by the Company. In addition to soliciting proxies by mail, directors, officers and employees of the Company, without receiving additional compensation for these services, may solicit proxies by telephone, in person or by other means. Arrangements also will be made with brokerage firms and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of common stock, par value $0.01 per share, of the Company ("Common Stock") held of record by such persons and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in doing so. The cost of this proxy solicitation will consist primarily of printing, legal fees, and postage and handling.

      Holders of record of Common Stock at the close of business on October 23, 1998 (the "Record Date") are entitled to vote at the Annual Meeting. On that date, 4,933,900 shares of Common Stock were outstanding. The presence, in person or by proxy, of stockholders holding at least a majority of the shares of stock entitled to be voted will constitute a quorum for the transaction of business at the Annual Meeting. Stockholders are entitled to cast one vote per share on each matter presented for consideration and action at the Annual Meeting.

      Approval of the proposals to be brought before the Annual Meeting, including the election of directors, will require the affirmative vote of at least a majority in voting interest of the stockholders present in person or by proxy at the Annual Meeting and entitled to vote thereon. Votes may be cast in favor of or withheld from the nominees for director. Abstentions may be specified as to any proposal brought before the Annual Meeting, other than the election of directors. An abstention will have the effect of a negative vote, but if a broker indicates that it does not have authority to vote certain shares (so-called "BROKER NON-VOTES"), those shares will not be considered present and entitled to vote with respect to that proposal and therefore will have no effect upon the outcome of the vote.

                  BOARD OF DIRECTORS AND ELECTION OF DIRECTORS

      The Board of Directors of the Company (the "Board of Directors") consists of six members, divided into three classes. The terms of office of the three classes of directors (Class I, Class II and Class III) end in successive years. The terms of the Class I directors expire this year and their successors are to be elected at the Annual Meeting for a three-year term expiring in 2001. The terms of the Class II and Class III directors do not expire until 1999 and 2000, respectively.

      The Board of Directors has nominated Laurence Gilbert and Bernadette Spofforth for election as Class I directors. The accompanying proxy will be voted for the election of these nominees, unless authority to vote for one or more nominees is withheld. In the event that any of the nominees is unable or unwilling to serve as a director for any reason (which is not anticipated), the proxy will be voted for the election of any substitute nominee designated by the Board of Directors. The nominees for directors have previously served as members of the Board of Directors of the Company.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

      The Board of Directors unanimously recommends a vote "FOR" the election of each of the Class I nominees.


             CLASS I DIRECTORS--NOMINEES FOR TERMS TO EXPIRE IN 2001


       Laurence Gilbert                   Mr.  Gilbert has been a Director of the Company  since  January  1998. He
          Age 53                          has  been  Managing  Director  of  European  Micro  Plc,  a  wholly-owned subsidiary  of the  Company  ("European  Micro UK"),  since  1996.  He was
                                          Finance Director to a group (the "Group") of related  companies called the
                                          Micro  Computer  Center  Group(1)  from  1995  to  1996.  He  served  as a management  consultant from 1994 to 1995 and Managing  Director of Gilbert
                                          Lawton Ltd.  from 1991 to 1994.  Mr.  Gilbert is a  Chartered  Accountant.

       Bernadette Spofforth               Ms.  Spofforth  has been a Director  of the Company since  January  1998.
          Age 29                          She has been  Director  of Sales of European Micro UK since 1996 and served  as Sales  Manager  of  European  Micro UK from  1991 to 1994.  Ms.
                                          Spofforth was a Sales  Executive  with Cavelle Data Systems Ltd. from 1988 to 1991.

                             CONTINUING CLASS II DIRECTOR--PRESENT TERM EXPIRES IN 1999

       Kyle R. Saxon                      Mr. Saxon has been a Director  of  the  Company   since  January 1998. He
          Age 47                          has  also  been  a  Director  of European  Micro UK since March 1998.  He has been a  shareholder  and vice  president  with the law firm of Catlin,
                                          Saxon, Tuttle and Evans, P.A. since 1988. Mr. Saxon has a Bachelor of Arts and a Juris Doctorate from the University of Florida.



                                       2

       Barrett Sutton                     Mr.  Sutton has been a Director of the Company  since  February  1998. He
          Age 47                          has also been a Director  of European  Micro UK since  March 1998.  Since
                                          January  1,  1998,  he has been a  partner  at the law firm of Tuke Yopp &
                                          Sweeney.  Prior to that he was an attorney,  Executive  Vice-President and
                                          General Counsel for General Capital Corporation and Gen Cap America,  Inc.
                                          since 1995.  He practiced law with the firm of White & Reasor from 1981 to
                                          1994. Mr. Sutton has a Bachelor of Arts from  Vanderbilt  University and a
                                          Juris Doctorate from the University of Virginia.

                            CONTINUING CLASS III DIRECTORS--PRESENT TERM EXPIRES IN 2000

       John B. Gallagher                  Mr.  Gallagher is co-founder of the Company and European  Micro UK. He has
          Age 43                          served as Co-Chairman,  Co-President  and Director of the Company since it was formed in December 1997. Mr.  Gallagher has also served as Co-Chairman and  Director of European  Micro UK since it was formed in 1991.  He was a
                                          Director  and  President  of  Ameritech  Exports  from  1992 to 1997,  and
                                          President of American Micro Computer Center since 1989. Mr. Gallagher is a non-practicing attorney with a Bachelor of Arts and a Juris Doctorate from the University of Florida.

         Harry D. Shields                 Mr.  Shields is  co-founder  of the Company and European  Micro UK. He has
            Age 48                        served as Co-Chairman,  Co-President  and Director of the Company since it was formed in December  1997.  Mr.  Shields has also served as Co-Chairman and  Director  of  European  Micro UK since it was formed in 1991.  He has served as President of Technology  Express since 1986,  and was a Director of Ameritech Exports from 1992 to 1997. Mr. Shields has a Bachelor of Arts from DePaul  University  and a Masters of Science from the  University  of
                                          Tennessee.

--------------------------
(1) The Group was comprised of European Micro UK, Technology Express, Inc. in Nashville, Tennessee, American Surgical Supply Corp. of Florida d/b/a American Micro Computer Center in Miami, Florida, and, until August 1, 1997, Ameritech Exports Inc. in Miami, Florida and Ameritech Argentina S.A. in Buenos Aires, Argentina. Harry D. Shields owns all of the outstanding capital stock of Technology Express, Inc. and, until August 1, 1997, had an ownership interest in Ameritech Exports Inc. and Ameritech Argentina S.A. John B. Gallagher has an ownership interest in American Surgical Supply Corp. and, until August 1, 1997, had an ownership interest in Ameritech Exports, Inc. and Ameritech Argentina S.A.

MEETINGS AND COMMITTEES OF THE BOARD

      During the fiscal year ended June 30, 1998 ("FISCAL 1998"), the Board of Directors met on one occasion. This Board meeting was attended by all of the members of the Board. None of the members of the Board attended less than 75% of the aggregate of the total number of meetings of the Board and the total number of meetings of all committees on which such members served. The Board has three standing committees: the Audit, Compensation and Stock Option Committees. The Board does not have a nominating committee.

      The Audit Committee currently consists of Laurence Gilbert, Barrett Sutton and Kyle Saxon. This committee did not meet during Fiscal 1998. It has met on two occasions since the end of Fiscal 1998 to review the financial results of Fiscal 1998. This committee recommends annually to the Board the appointment of the independent auditors of the Company, discusses and reviews the scope and fees of the annual audit and reviews the results thereof with the independent auditors, reviews and approves non-audit services of the independent auditors, reviews compliance with existing major accounting and financial reporting policies of the Company, reviews the adequacy of the financial organization of the Company, and reviews management's policies and procedures relating to the adequacy of the Company's internal accounting controls and compliance with applicable laws relating to accounting practices.

      The Compensation Committee currently consists of John B. Gallagher,  Harry
D. Shields,  Barrett  Sutton and Kyle Saxon.  This committee did not meet during
Fiscal 1998. This committee recommends to the Board the compensation arrangements for the Company's officers.

         The Stock Option Committee currently consists of Barrett Sutton and Kyle Saxon. This committee met on one occasion during Fiscal 1998, which meeting was unanimously attended by the members thereof. This committee recommends to the Board the adoption of any employee benefit plans and administers the 1998 Stock Incentive Plan and the 1998 Employee Stock Purchase Plan and the grant of stock options or other benefits under such plans.

COMPENSATION OF DIRECTORS

      Non-employee directors receive $1,000 for attendance at Board meetings whether in person or by telephone and are reimbursed for all out-of-pocket expenses incurred in attending such meetings. In addition, each non-employee director receives options to purchase (i) 10,000 shares of Common Stock of the Company in connection with his or her appointment to the Board and (ii) 5,000 shares of Common Stock of the Company each year thereafter that such non-employee director serves on the Board. The options granted to the Company's initial non-employee directors will have an exercise price of $10.00 per share (the price of such shares in the Company's initial public offering). Options granted in subsequent years will be priced no less than 100% of the fair market value on the date of grant. Options granted to non-employee directors will be non-statutory options and will become exercisable after one year of service (unless otherwise determined by the Board or in the event of a change of control of the Company) on the Board and will be exercisable for ten years from the date of grant, except that options exercisable at the time of death may be exercised for twelve months thereafter. Neither the Board nor any committee thereof has any discretion with respect to options granted to non-employee directors.

                               EXECUTIVE OFFICERS

      In addition to John B. Gallagher, Harry D. Shields, Laurence Gilbert and Bernadette Spofforth, who are listed above, the following individual is an executive officer of the Company:


         Jay Nash                        Mr. Nash has been Chief  Financial  Officer,  Controller,  Secretary  and
           Age 36                        Treasurer  of the  Company  since  January  1998.  He has  served as Vice
                                         President of  Technology  Express,  Inc.  since 1992 and was an accountant with  Jacques  Miller from 1986 to 1992 and KPMG Peat Marwick from 1983 to
                                         1986. Mr. Nash is a Certified Public Accountant with a Bachelor of Science in Accounting from the University of Tennessee.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth compensation information for the three fiscal years ended June 30, 1998 for the Company's Chief Executive Officers, the other executive officer of the Company and two most highly compensated executive officers of European Micro UK for Fiscal 1998 (the "NAMED EXECUTIVE OFFICERS").



                                                                                       Long-Term
                                                      Annual Compensation            Compensation
                                             --------------------------------------- --------------
                                                                                      Securities
                                                                       Other Annual   Underlying       All Other
                                    Fiscal                             Compensation  Options (#s)(1) Compensation
Name and Principal  Position(s)      Year     Salary ($)   Bonus ($)        $                           ($)(2)
------------------------------------------------------------------------------------------------------------------
John B. Gallagher                    1998       $87,500            --         --            --              --
   Co-Chairman and Co-President      1997            --            --         --            --              --
                                     1996            --            --         --            --              --

Harry D. Shields                     1998       $87,500            --         --            --              --
   Co-Chairman and Co-President      1997            --            --         --            --              --
                                     1996            --            --         --            --              --

Jay Nash                             1998       $16,666            --         --        10,000              --
   Chief Financial Officer,          1997            --            --         --            --              --
   Controller, Secretary and         1996            --            --         --            --              --
   Treasurer

Laurence Gilbert                     1998      $100,293      $561,358         --        25,000         $16,351
   Managing Director(3)              1997       $64,364       $90,152         --            --         $11,160
                                     1996            --            --         --            --         $29,418

Bernadette Spofforth                 1998       $59,716      $832,017         --        50,000         $18,475
   Director of Sales(4)              1997       $48,328      $248,902         --            --         $13,979
                                     1996       $28,433      $168,971         --            --         $10,509


-----------------------

(1) Options granted pursuant to the Incentive Plan to purchase shares of Common Stock. Options granted during Fiscal 1998 are described in greater detail below.

(2) This consists primarily of employee benefits, including the use of a company owned car, pension plan and medical insurance.

(3) Mr. Gilbert is the Managing Director of European Micro UK.

(4) Ms. Spofforth is the Director of Sales of European Micro UK.

Option Grants in Last Fiscal Year

         The table below sets forth information with respect to stock options granted to the Named Executive Officers in Fiscal 1998. No options were exercised by the Named Executive Officers in Fiscal 1998. The options listed below are included in the Summary Compensation Table above.



                                       % of Total
                                         Options
                           Securities   Granted to                                Potential Realizable Value at
                           Underlying   Employees                                    Assumed Rates of Stock
                            Options     in Fiscal   Exercise    Expiration           Price Appreciation for
          Name             Granted(1)      Year    Price($/Sh)     Date                   Option Term(2)
------------------------------------------------------------------------------------------------------------------
                                                                                     5%                10%
                                                                              ----------------- ------------------

John B. Gallagher               --          --         --            --              --                 --
Harry D. Shields                --          --          --           --              --                 --
Jay Nash                      10,000       3.4%       10.00       5/6/2008         $62,889          $159,400
Bernadette Spofforth          50,000      17.0%       10.00       5/6/2008        $314,500          $796,871
Laurence Gilbert              25,000       8.5%       10.00       5/6/2008        $157,250          $398,436


--------------------
(1) Options granted pursuant to the Incentive Plan to purchase shares of Common Stock. The exercise price and applicable withholding taxes may be paid in cash or in shares of the Company's Common Stock (whether previously owned or to be acquired upon exercise), or by other methods which comply with the Incentive Plan and applicable law. These options have a term of ten years and one-quarter of these options vest and become exercisable on May 6, 2001, 2002, 2003 and 2004, respectively.

(2) These assumed "potential realizable values" are mathematically derived from certain prescribed rates of stock appreciation. The actual value of these option grants is dependent on the future performance of Company Common Stock and overall stock market conditions. There is no assurance that the values reflected in this table will be achieved. Calculated using $10.00 per share, the price of the shares of Common Stock at the time of grant.

EMPLOYMENT AGREEMENTS

EMPLOYMENT AGREEMENTS WITH THE CHIEF EXECUTIVE OFFICERS.

         The Company has entered into five-year employment agreements with each of Messrs. Gallagher and Shields. Pursuant to the agreements, each executive is employed as Co-Chairman and Co-President of the Company. These agreements were effective as of January 1, 1998, and each provides for annual base salaries of $175,000, plus annual cost of living adjustments and other increases to be determined at any time or from time to time by the Board of Directors or any committee thereof. In addition, each executive is entitled to annual incentive bonus compensation in an amount to be determined by the Board of Directors or a committee thereof.

         Each agreement further provides that each of Messrs. Gallagher and Shields will devote a significant amount of his working time and efforts to the business and affairs of the Company (which means no less than 50% of his working time); provided, however, that each of Messrs. Gallagher and Shields may devote a reasonable amount of time and effort to other business affairs, including, in the case of Mr. Gallagher, American Micro Computer Center and, in the case of Mr. Shields, Technology Express and in each case other activities disclosed to the Board of Directors.

         The agreements also provide that upon termination of employment without "cause" or termination by the executive for "good reason" (which includes a change of control of the Company), the executive is entitled to receive, in addition to all accrued or earned but unpaid salary, bonus or benefits, an amount equal to three times the compensation such executive would be entitled to receive in the then current fiscal year, including base salary and incentive bonus compensation. For the purposes of the employment agreement, the amount of incentive bonus compensation such executive would be entitled to receive in the then current fiscal year is equal to the largest amount accrued for any of the two most recently completed fiscal years. In addition, the Company will pay certain relocation expenses incurred by the executive in change of principal residence and will indemnify the executive for any loss sustained in the sale of his principal residence. The agreements also provide that the executive will not compete with the Company during his employment (except for activities related to American Micro Computer Center and Technology Express and such other activities disclosed to the Board of Directors) and for two years thereafter unless the Company terminates the executive without "cause" or the executive terminates his employment for "good reason."

      In addition, the agreements grant each of Messrs. Gallagher and Shields demand and piggy-back registration rights with respect to the shares of Common Stock held by each. Each executive may individually require the Company to file a registration statement with respect to these shares on an annual basis. Moreover, each executive may include these shares in certain other offerings by the Company.

EMPLOYMENT ARGEEMENTS WITH OTHER NAMED EXECUTIVE OFFICERS.

      European Micro UK has entered into an employment agreement with Ms. Bernadette Spofforth. Pursuant to the agreement, Ms. Spofforth is employed as Sales Director of European Micro UK. Ms. Spofforth's agreement was effective April 30, 1996, will continue until terminated by either party delivering not less than six months' written notice to the other party and provides for an annual base salary of (pound)30,000 (approximately $48,000 assuming an exchange rate of $1.60 to (pound)1.00) plus a bonus based on the level of net profit earned by the Company. Ms. Spofforth is also entitled to the use of a Company owned vehicle under the terms of her employment agreement.

      European Micro UK has entered into an employment agreement with Mr. Lawrence Gilbert. Pursuant to the agreement, Mr. Gilbert is employed as Managing Director of European Micro UK. Mr. Gilbert's agreement was effective January 1, 1998, will continue until terminated by either party delivering not less than six months' written notice to the other party and provides for an annual base salary of (pound)60,000 (approximately $96,000 assuming an exchange rate of $1.60 to (pound)1.00) plus a bonus based on the level of net profit earned by the Company. The minimum bonus is (pound)30,000 (approximately $48,000 assuming an exchange rate of $1.60 to (pound)1.00). Mr. Gilbert is also entitled to the use of a Company owned vehicle under the terms of his employment agreement.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         INTRODUCTORY STATEMENT. The Board of Directors of the Company approved all of the compensation arrangements with the officers of the Company prior to the consummation of the Company's initial public offering on June 12, 1998. With the exception of Jay Nash, each of the Company's officers has entered into long-term employment agreements with the Company as described in the section entitled "Employment Agreements." The compensation arrangements with the officers of European Micro UK were approved by the Board of Directors of European Micro UK, which at that time consisted of Messrs. Gallagher and Shields. Future decisions regarding the compensation of officers of the Company will be made by the Compensation Committee. Such decisions will be made pursuant to the following compensation policy.

      COMPENSATION POLICY. The Compensation Committee of the Board of Directors is responsible for making recommendations to the Board of Directors concerning the compensation arrangements for the Company's officers, including salaries and benefits. The Company's compensation policy is designed to establish an appropriate relationship between executive pay and the Company's annual performance, its long-term growth objectives and its ability to attract and retain qualified officers. The Compensation Committee will attempt to achieve these goals by integrating competitive annual base salaries with bonuses based on corporate performance and on the achievement of internal strategic objectives. In addition, this policy is coordinated with stock options awards through the Company's 1998 Stock Incentive Plan which is administered by the Company's Stock Option Committee. The Compensation Committee believes that cash compensation in the form of salary and bonuses provides the Company's officers with short-term rewards for success in operations. Long-term compensation comes in the form of stock options awards and other stock incentives which encourages growth in management stock ownership. Awards of stock options and other stock incentives are administered by the Stock Option Committee.

      BASE SALARY. Base salaries and adjustments of base salaries for officers will be determined based on the Compensation Committee's assessment of each individual's experience level, the scope and complexity of the position held and the Company's knowledge of salaries being paid for similar positions in the marketplace. The base salaries of the officers of European Micro UK were determined by Messrs. Gallagher and Shields prior to the consummation of the Company's initial public offering.

      BONUS COMPENSATION. In 1998, European Micro Holdings, Inc. did not pay any bonuses. The officers of European Micro UK received bonus awards pursuant to employment agreements based on achieving certain operating goals. See "Executive Compensation - Summary Compensation Table." These bonuses and operating goals were determined by Messrs. Gallagher and Shields prior to the consummation of the Company's initial public offering. The Compensation Committee may grant bonus compensation to the officers of the Company based on the performance and contribution of such individual to the Company's operations.

      COMPENSATION OF CHIEF EXECUTIVE OFFICERS. In 1998, the Board of Directors of the Company approved five-year employment agreements for Messrs. Gallagher and Shields. The compensation arrangements were determined based on their performance and contributions to date, their experience and the compensation arrangements of officers in similar positions in the marketplace. Messrs. Gallagher and Shields will be entitled to adjustments to their base salaries and bonus awards at the discretion of the Board of Directors.

                                        COMPENSATION COMMITTEE

                                        John B. Gallagher
                                        Harry D. Shields
                                        Barrett Sutton
                                        Kyle R. Saxon

REPORT OF STOCK OPTION COMMITTEE ON EXECUTIVE COMPENSATION

         STOCK OPTION POLICY. The Stock Option Committee of the Board of Directors is responsible for making recommendations to the Board of Directors concerning the adoption of any employee benefit plans and the administration of the 1998 Stock Incentive Plan and the 1998 Employee Stock Purchase Plan. In addition, the Stock Option Committee is responsible for making recommendations regarding awards of stock options or other benefits under these plans. The
Company's stock option policy is designed to provide long-term incentives by encouraging growth in management stock ownership. The Stock Option Committee believes that the award of stock options provides an incentive to the recipients to enhance shareholder value which in turn benefits the stockholders. Stock options and other equity based awards are granted under the 1998 Stock Incentive Plan by the non-employee members of the Company's Board of Directors. Key employees, non-employee directors and consultants of the Company and its subsidiaries are eligible to participate in the 1998 Stock Incentive Plan. No member of the Stock Option Committee is a former or current officer or employee of the Company or any of its subsidiaries.

      STOCK OPTION AWARDS. In 1998, the Stock Option Committee awarded stock options at the fair market value of the shares of common stock of the Company on the date of the grant. In determining the number of stock options awarded in 1998, the Stock Option Committee took into account each recipient's performance and contribution to the Company's operations.

      STOCK OPTION AWARDS TO CHIEF EXECUTIVE OFFICERS. In 1998, the Stock Option Committee did not award any stock options to Messrs. Gallagher and Shields. Future awards of stock options will be determined based on their performance and contributions to the Company's operations, their experience and the compensation arrangements of officers in similar positions in the marketplace. Messrs. Gallagher and Shields will be entitled to stock option awards at the discretion of the Stock Option Committee.

                                     STOCK OPTION COMMITTEE

                                     Barrett Sutton
                                     Kyle R. Saxon

 COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During the fiscal year ended June 30, 1998, the Company's Compensation Committee was comprised of John B. Gallagher, Harry D. Shields, Barrett Sutton and Kyle R. Saxon. Each of Messrs. Gallagher and Shields is a Co-Chairman, Co-President and Director of the Company and Co-Chairman of each of the subsidiaries. The Compensation Committee is responsible for making recommendations to the Board of Directors regarding compensation arranagements for the Company's officers. In addition to the Compensation Committee, the Board of Directors has also formed a Stock Option Committee which is responsible for making recommedations to the Board of Directors regarding the adoption of any employee benefit plans and administering the 1998 Stock Incentive Plan and the 1998 Employee Stock Purchase Plan and the grant of stock options or other benefits under such plans. During the fiscal year ended June 30, 1998, the Company's Stock Option Committee was comprised of Barrett Sutton and Kyle R. Saxon.

COMPARATIVE STOCK PERFORMANCE

      The following graph compares the performance of the Company's Common Stock against the Nasdaq Composite Stock Index and a peer group index for the period commencing with the consummation of the Company's initial public offering on June 12, 1998 and ending September 30, 1998. The Company has included cumulative total returns through September 30, 1998 to provide a more meaningful comparison of the performance of its common stock than if such returns were provided through June 30, 1998, the end of the Company's fiscal year. The peer group consists of CHS Electronics, Inc., Ingram Micro, Inc., Tech Data Corporation and Liuski International Inc.

      The graph assumes that $100 was invested on June 12, 1998, and that dividends were reinvested.

                      COMPARISON OF CUMULATIVE TOTAL RETURN
 AMONG EUROPEAN MICRO HOLDINGS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX, AND
                                  A PEER GROUP


                                    6/12/98     6/98     7/98      8/98     9/98
                                    -------     ----     ----      ----     ----

European Micro Holdings, Inc.        100.00   102.50    97.50     82.50    91.25

Peer Group*                          100.00   111.92   115.10    106.74   127.62

Nasdaq Stock Market (U.S.) Index     100.00   108.98   107.80     86.73    98.70

-----------------
*The Peer Group is comprised of CHS Electronics, Inc., Ingram Micro Inc., Liuski International, Inc. and Tech Data Corporation.

             CERTAIN TRANSACTIONS AND RELATIONSHIPS WITH THE COMPANY

      On January 31, 1998, European Micro Holdings, Inc. acquired one hundred percent (100%) of the issued and outstanding shares of ordinary stock of European Micro UK in consideration for the issuance of 4,000,000 newly issued shares of Common Stock. The 4,000,000 shares of Common Stock has been issued to the stockholders of European Micro UK on a pro rata basis in accordance with such shareholder's respective ownership interests in European Micro UK. As a result of the exchange, the stockholders of European Micro UK together received all of the issued and outstanding shares of Common Stock of European Micro Holdings, Inc. prior to the consummation of its initial public offering. These stockholders were John B. Gallagher, Harry D. Shields, Thomas H. Minkoff, as trustee of the Gallagher Family Trust, and Stuart S. Southard and Robert H. True, Trustees of the 1997 Henry Daniel Shields Irrevocable Educational Trust. See "Security Ownership of Certain Beneficial Owners and Management."

      The Company has granted options to purchase up to 25,000 shares of Common Stock to Thomas H. Minkoff for consulting services rendered to the Company. The options have an exercise price equal to $10.00 per share. Mr. Minkoff is the Trustee of the Gallagher Family Trust and the first cousin of John B. Gallagher, Co-Chairman, Co-President and Director of the Company. See "Security Ownership of Certain Beneficial Owners and Management."

      Since its formation in 1991, European Micro UK has belonged to the Group. Harry D. Shields owns all of the outstanding capital stock of Technology Express and, until August 1997, had an ownership interest in Ameritech Exports and Ameritech Argentina. John B. Gallagher has an ownership interest in American Micro Computer Center and, until August 1997, had an ownership interest in Ameritech Exports and Ameritech Argentina. In order to facilitate fast and efficient international transactions, each member of the Group has acted as a supplier for, and purchaser from, the other members of the Group. Such factors as country supply, currency fluctuation, and manufacturer's geographic pricing strategy lead to a constantly changing model where purchases and sales to other members of the Group depend on the then current economic balance. Inter-Group sales have historically been one percent above the selling Group member's cost. The low mark-up has enabled each Group member to buy product quickly and efficiently in the others' primary territories and to take advantage of quantity purchasing, financing and logistics of the other members of the Group. The Group has made numerous exceptions to the general one-percent mark-up pricing policy in times of short supply, to cover build-up costs and to reward certain Group members for exceptional low-cost purchases. Additionally, the Company has paid certain management and consulting fees to the other members of the Group. Inter-Group purchases and sales are as follows:


                                ($ in thousands)

                                                                    Year ended June 30,

                                                    1995           1996          1997            1998
                                               --------------- ------------- -------------- ---------------
SALES TO GROUP MEMBERS
American Micro Computer Center                       $323           306             66           9,875
Technology Express                                     22           104            (2)          19,217
Ameritech Argentina                                    --            --             90              --
Ameritech Exports                                       1            26             --              --
                                               =============== ============= ============== ===============
                                                     $346           436            154          29,092
                                               =============== ============= ============== ===============

PURCHASES FROM GROUP MEMBERS
American Micro Computer Center                     $4,082         2,289          1,092             507
Technology Express                                  3,265        14,890         20,717           8,749
Ameritech Argentina                                    --            --             --              --
Ameritech Exports                                      70         1,116            848              --
                                               =============== ============= ============== ===============
                                                   $7,417        18,295         22,657           9,256
                                               =============== ============= ============== ===============


                                       10


      The management and consulting fees paid by the Company to other Group members are as follows:

                                                                    Year ended June 30,
                                                                   (dollars in thousands)

                                                    1995           1996          1997            1998

MANAGEMENT FEES
American Micro Computer Center                        $56            50             60              45
Technology Express                                     56            50             60              45
                                               =============== ============= ============== ===============
                                                     $112           100            120              90
                                               =============== ============= ============== ===============

CONSULTANCY FEES
Technology Express                                    $32            37             16              14
                                               =============== ============= ============== ===============
                                                      $32            37             16              14
                                               =============== ============= ============== ===============


RECHARGED CONSULTANCY FEES
American Micro Computer Center                        $--          (14)            (27)              --
Technology Express                                     --          (14)            (27)              --
Ameritech Argentina                                    --           (8)            (13)              --
Ameritech Exports                                      --           (7)            (14)              --
                                               =============== ============= =============== ===============
                                                      $--          (43)            (81)              --
                                               =============== ============= =============== ===============
                                                      144            94              55             104
                                               =============== ============= =============== ===============

Sales to and from Group members has resulted in the following accounts receivable:

                                                              ($ in thousands)

                                                                    Year ended June 30,

                                                    1995           1996          1997            1998
                                               --------------- ------------- -------------- ---------------
SALES TO GROUP MEMBERS
American Micro Computer Center                        $97           259            240              54
Technology Express                                     --            15             --             844
Ameritech Argentina                                    --           274            329              --
Ameritech Exports                                      --           160             --              --
                                               =============== ============= ============== ===============
                                                      $97           708            569             898
                                               =============== ============= ============== ===============


         Accounts payable to Group members are as follows:
                                                                    Year ended June 30,

                                                    1995           1996          1997            1998
                                               --------------- ------------- -------------- ---------------
SALES TO GROUP MEMBERS
American Micro Computer Center                        $34            90             --              12
Technology Express                                    242           535            188             226
Ameritech Argentina                                    --           281             --              --
Ameritech Exports                                       2           238             --              --
                                               =============== ============= ============== ===============
                                                     $278         1,144            188             238
                                               =============== ============= ============== ===============


      The entities listed above are related to the Company or its officers, directors and principal stockholders in the following manner:

AMERICAN MICRO COMPUTER CENTER

      American Micro Computer Center is a distributor of computer hardware based in Miami, Florida. John B. Gallagher who is Co-Chairman, Co-President, Director and shareholder (owning approximately 38.5% of the outstanding shares of Common Stock of the Company) of the Company, is the President of American Micro Computer Center, and owns 33.3% of the outstanding shares of common stock of that company.

TECHNOLOGY EXPRESS

      Until 1996, Technology Express was a full service authorized reseller of computers and related products based in Nashville, Tennessee, selling primarily to end-users. Technology Express was sold to Inacom Computers in 1996. Concurrently with the sale, Mr. Shields founded a new computer company by the same name. This new company is a distributor of computer products, focusing primarily on governmental and international sales. It does not sell to end-users. Harry D. Shields, who is the Co-Chairman, Co-President, director and shareholder (owning approximately 32.5% of the outstanding shares of Common Stock of the Company) of the Company, is President of Technology Express, and owns all of the outstanding capital stock of that company.

AMERITECH ARGENTINA

      Ameritech Argentina is an authorized distributor of Compaq, Hewlett Packard, IBM and ACER computers and accessories in Argentina. Each of Messrs. Gallagher and Shields owned 50% of the outstanding shares of that company's common stock until its sale in August 1997.

AMERITECH EXPORTS

      Ameritech Exports is an authorized distributor of Compaq computers and accessories into the Caribbean and certain parts of Central and South America. Messrs. Gallagher and Shields owned 25% and 50%, respectively, of the outstanding shares of common stock of that company until its sale in August 1997.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF HOLDERS OF MORE THAN FIVE PERCENT BENEFICIAL OWNERSHIP

      The following table sets forth the beneficial ownership of the Company's Common Stock as of October 23, 1998 by each person or group known by the Company to beneficially own more than five percent of outstanding Common Stock, stockholders who have an agreement to vote shares together, each director, nominee for director and the Named Executive Officers, and by all directors and executive officers as a group. Unless otherwise indicated, the holders of all shares shown in the table have sole voting and investment power with respect to such shares. As of October 23, 1998, there were 4,933,900 outstanding shares of Common Stock.


                                                                            Shares
                                                     Beneficially         Percent of
Name and Address                                         Owned               Class
---------------------------------------------------------------------------------------
John B. Gallagher(1)                                      1,900,000         38.5%

Harry D. Shields(2)                                       1,602,696         32.5%

Stuart S. Southard and Robert H. True, Trustees
   of the 1997 Henry Daniel Shields Irrevocable
   Educational Trust(3)                                     397,304          8.1%

Thomas H. Minkoff, Trustee of the Gallagher
   Family Trust(4)                                          100,000          2.0%

Jay Nash(5)                                                      --            --

Laurence Gilbert(6)                                              --            --

Bernadette Spofforth(7)                                          --            --

Barrett Sutton(8)                                                --            --

Kyle Saxon(9)                                                 1,000             *

All officers and directors as a group                     3,901,000         79.1%


-----------------------

*     Indicates that the ownership percent is less than one percent (1%).

(1) Business address is 6073 N.W. 167th Street, Unit C-25, Miami, Florida 33015. Mr. Gallagher is Co-Chairman, Co-President and Director of the Company.

(2) Business address is 808 Third Avenue South, Nashville, Tennessee 37210. Mr. Shields is Co-Chairman, Co-President and Director of the Company.

(3) Business address for Mr. Southard is 614 Fourth Avenue, Nashville, Tennessee 37210. Business address for Mr. True is First American Center, No. 2070, 315 Deaderick Street, Nashville, Tennessee 37278.

(4)   Business address is 1635D Royal Palm Drive South, Gulfport, Florida 33707.

(5) Mr. Nash is the Chief Financial Officer, Controller, Secretary and Treasurer of the Company. He has been granted options to purchase 10,000 shares of Common Stock of the Company. These options are excluded from the table because they are not exercisable within 60 days of the date hereof. See "Option Grants in Last Fiscal Year" for additional information regarding these options.

(6) Mr. Gilbert is a Director of the Company and the Managing Director of European Micro UK. He has been granted options to purchase 25,000 shares of Common Stock of the Company. These options are excluded from the table because they are not exercisable within 60 days of the date hereof. See "Option Grants in Last Fiscal Year" for additional information regarding these options.

(7) Ms. Spofforth is a Director of the Company and the Director of Sales for European Micro UK. She has been granted options to purchase 50,000 shares of Common Stock of the Company. These options are excluded from the table because they are not exercisable within 60 days of the date hereof. See "Option Grants in Last Fiscal Year" for additional information regarding these options.

(8) Mr. Sutton is a Director of the Company. He has been granted options to purchase 10,000 shares of Common Stock of the Company. These options are excluded from the table because they are not exercisable within 60 days of the date hereof. See "Option Grants in Last Fiscal Year" for additional information regarding these options.

(9) Mr. Saxon is a Director of the Company. He has been granted options to purchase 10,000 shares of Common Stock of the Company. These options are excluded from the table because they are not exercisable within 60 days of the date hereof. See "Option Grants in Last Fiscal Year" for additional information regarding these options.


STOCKHOLDERS AGREEMENT

      Pursuant to a stockholders agreement, each of Messrs. Gallagher and Shields agreed to vote his Shares in concert on all matters submitted to a vote of stockholders of the Company, including the election of all directors. In the event that either Messrs. Gallagher or Shields cannot agree to vote his Shares in concert with the other, neither shall vote his Shares. It is expected that Messrs. Gallagher and Shields will vote their Shares for the election of each of the Class I nominees.

      The stockholders agreement also provides that each of Thomas H. Minkoff, Trustee of the Gallagher Family Trust, and Stuart S. Southard and Robert H. True, Trustees of the 1997 Henry Daniel Shields Irrevocable Educational Trust, will vote the Shares subject to such trusts in concert on all matters submitted to a vote of the stockholders of the Company, including the election of all directors. If the parties cannot agree to vote his Shares in concert with the other, neither may vote his Shares. It is expected that Thomas H. Minkoff, Trustee of the Gallagher Family Trust and Stuart S. Southard and Robert H. True, Trustees of the 1997 Henry Daniel Shields Irrevocable Educational Trust, will vote the Shares subject to such trusts for the election of each of the Class I nominees.


                             INDEPENDENT ACCOUNTANTS

      The firm of KPMG served as the Company's independent accountants for Fiscal 1998. Representatives of this firm will be available to respond to questions at the 1998 Annual Meeting of the Stockholders. It is anticipated that the Audit Committee of the Company will recommend that KPMG be selected to serve as the Company's independent accountants for 1999.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Under the securities laws of the United States, the Company's directors, its executive officers and any persons beneficially holding more than ten percent of the Company's Common Stock are required to report their ownership of the Company's Common Stock and any changes in that ownership to the United States Securities and Exchange Commission (the "Commission") and the Nasdaq National Market. Specific due dates for these reports have been established and the Company is required to report in this proxy statement any failure to file by these dates. To the Company's knowledge, all reports required to be filed have been filed by these dates. In making these statements, the Company has relied on copies of the reports that its officers and directors have filed with the Commission.

                  STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

         Rule 14a-8 of the Exchange Act contains the procedures for including certain stockholder proposals in the Company's proxy statement and related materials. The deadline for submitting a stockholder proposal pursuant to Rule 14a-8 for the 1999 Annual Meeting of Stockholders (the "1999 Annual Meeting") of the Company is June 25, 1999. With respect to any stockholder proposal outside the procedures provided in Rule 14a-8 and received by the Company between April 26, 1999 and June 25, 1999, the Company may be required to include certain limited information concerning such proposal in the Company's proxy statement so that proxies solicited for the 1999 Annual Meeting may confer discretionary authority to vote on any such matter. Any stockholder proposals should be addressed to the Secretary of the Company, 6073 N.W. 167th Street, Unit C-25, Miami, Florida 33015.

                                  OTHER MATTERS

         The Board of Directors does not know of any matter other than those described in this proxy statement that will be presented for action at the 1998 Annual Meeting of Stockholders. If other matters properly come before the meeting, the persons named as proxies intend to vote the shares they represent in accordance with their judgment.


                                             By Order of the Board of Directors


                                             /s/ John B. Gallagher
                                             --------------------------------
                                             John B. Gallagher
                                             Co-Chairman and Co-President

Miami, Florida
October 30, 1998

                          EUROPEAN MICRO HOLDINGS, INC.
P
           6073 N.W. 167th Street, Unit C-25, Miami, Florida 33015

R        Proxy for Annual Meeting of Stockholders on November 16, 1998

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
O
                      The  undersigned  hereby appoints Jay Nash and Frank Cruz, and each or either of them as  proxies,  each with power to appoint
X his or her substitute, and hereby authorizes any of them to represent and to vote, as designated on the reverse side of this proxy card, all shares of the Common Stock, par value $0.01 per
Y share (the "Common Stock"), of European Micro Holdings, Inc. (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on Monday, November 16, 1998, commencing at 2:00 P.M., local time, at the Intercontinental Hotel, 100 Chopin Plaza, Miami, Florida 33131, or any adjournment or postponement thereof as follows on the reverse side of this proxy card.


                      PLEASE DATE AND SIGN ON REVERSE SIDE






-------------------------------------------------------------------------------------------------------------------
                                                                                        Please mark
                                                                                        your                  |X|
                                                                                        votes as
                                                                                        indicated
                                                                                        in this example
The Board of Directors recommends voting FOR the following propsals:


1.    ELECTION OF DIRECTORS.
      Nominees for Class I Directors:  Bernadette Spofforth and Laurence Gilbert

   FOR the            AUTHORITY      (Instruction:  To  withhold authority        2.  OTHER    MATTERS.      Unless   a    line   is
nominees listed        WITHHELD       to vote for any  individual nominee,            stricken through this  sentence, the   proxies
 above (except      to vote for the   strike a line through the  nominee's            herein  named may in their discretion vote the
 as marked to       nominees listed   name in the list above.)                        shares  represented by  this  Proxy  upon such
 the contrary).          above.                                                       other  matters  as  may  properly  come before
                                                                                      the Annual Meeting.


|  |                   |  |                                                           The undersigned acknowledges receipt of

                                                                                      (1)  the  Company's   1998  Annual  Report  to
                                                                                      Stockholders  and (2) the Company's  Notice of
                                                                                      Annual  Meeting  and  Proxy   Statement  dated
                                                                                      October  30,  1998   relating  to  the  Annual
                                                                                      Meeting.  The  undersigned  does hereby revoke
                                                                                      any proxy previously given with respect to the
                                                                                      shares represented by this Proxy.

                                                                                      Dated:                     , 1998
                                                                                            ---------------------

                                                                                      --------------------------------------------
                                                                                      Signature


                                                                                      --------------------------------------------
                                                                                      Signature if held jointly


                                                                                      NOTE:  Your  signature  should  appear as your
                                                                                      name  appears  hereon.  As to  shares  held in
                                                                                      joint names,  each joint owner should sign. If
                                                                                      the signer is a corporation,  please sign full
                                                                                      corporate name by a duly  authorized  officer.
                                                                                      If a  partnership,  please sign in partnership
                                                                                      name by an  authorized  person.  If signing as
                                                                                      attorney,  executor,  administrator,  trustee,
                                                                                      guardian, or in other representative capacity,
                                                                                      please give full title as such.

                   Please mark, sign and date this proxy card
               and promptly return it using the enclosed envelope.


                       ^ FOLD AND DETACH HERE ^

           YOUR VOTE IS IMPORTANT TO US. PLEASE COMPLETE, DATE
          AND SIGN THE ABOVE PROXY CARD AND RETURN IT PROMPTLY
                     IN THE ACCOMPANYING ENVELOPE.

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